SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

Chart Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Landerbrook Drive, Suite 205, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former Name or Former Address, if Changed Since Last Report)

Item 1.	Change in Control of Registrant

On July 8, 2003, Chart Industries, Inc. (“Old Chart”) and certain of its U.S. subsidiaries filed voluntary petitions for reorganization relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On September 15, 2003 (the “Consummation Date”), Chart Industries, Inc. (as reorganized, “Reorganized Chart”) and those subsidiaries emerged from Chapter 11 proceedings pursuant to the Amended Joint Prepackaged Reorganization Plan of Chart Industries, Inc. and Certain Subsidiaries, dated September 3, 2003 (the “Plan”), which the Bankruptcy Court confirmed by an order entered on September 4, 2003. The Plan is attached as Exhibit 2.1 to the Current Report on Form 8-K/A filed by Reorganized Chart with the Securities and Exchange Commission (the “Commission”) on September 22, 2003 (the “Form 8-K/A”) and incorporated herein by reference, and the Bankruptcy Court’s order confirming the Plan (the “Confirmation Order”) is attached as Exhibit 2.2 to the Current Report on Form 8-K, filed by Reorganized Chart with the Commission on September 19, 2003 (the “Form 8-K), and incorporated herein by reference.

Pursuant to the Plan, on the Consummation Date, the claims of Audax Chart, LLC (“Audax Chart”) and the OCM Principal Opportunities Fund II, L.P. (“OCM Fund”) and other senior lenders (“Senior Lenders”) under Old Chart’s senior credit facilities (the “Old Chart Senior Credit Facilities”) were satisfied in exchange for the restructuring of the Old Chart Senior Credit Facilities into a new term loan of Reorganized Chart and the issuance to Audax Chart, OCM Fund and the other Senior Lenders of shares of Reorganized Chart common stock, par value $.01 per share (CUSIP No. 16115Q 20 9) (the “Common Stock”). In connection with the issuance of Common Stock under the Plan, Audax Chart, OCM Fund and certain other Senior Lenders entered into an Investor Rights Agreement, dated September 15, 2003, with Reorganized Chart (the “Investor Rights Agreement”). Certain terms and conditions contained in the Investor Rights Agreement could be deemed, under Commission rules, to make Audax Chart, OCM Fund and the other Senior Lender parties to that agreement members of a group (the “Investor Rights Agreement Group”), and to cause Audax Chart and OCM Fund to beneficially own, for purposes of Commission rules, any equity securities of Reorganized Chart that the other members of the Investor Rights Agreement Group own. The issuance of Common Stock of Reorganized Chart to Audax Chart and OCM Fund under the Plan and the execution of the Investor Rights Agreement caused Audax Chart and OCM Fund to acquire control of Reorganized Chart on September 15, 2003. Audax Chart and OCM Fund and certain of their affiliates have filed a Schedule 13D and certain of the information concerning Audax Chart and OCM Fund provided in this Item 1 is based on Reorganized Chart’s review of such Schedule 13D.

The issuance of Common Stock under the Plan to Audax Chart caused Audax Chart to become the owner of 896,874 shares of Common Stock, constituting 16.8% of the outstanding Common Stock of Reorganized Chart as of the Consummation Date. In addition, Audax Chart may be deemed to be a member of the Investor Rights Agreement Group, causing it to beneficially own the 3,374,545 shares of Common Stock owned of record by the other members of the Investor Rights Agreement Group (including OCM Fund), constituting an aggregate of 80.2% of the outstanding Common Stock as of the Consummation Date. The issuance of Common Stock under the Plan to OCM Fund caused OCM Fund to become the owner of 1,820,909 shares of Common Stock, constituting 34.2% of the outstanding Common Stock of Reorganized Chart as of the Consummation Date. In addition, OCM Fund may be deemed to be a member of the Investor Rights Agreement Group, causing it to beneficially own the 2,450,510 shares of Common Stock owned of record by the other members of the Investor Rights Agreement Group (including Audax Chart), constituting an aggregate of 80.2% of the outstanding Common Stock as of the Consummation Date. Both Audax Chart and OCM Fund have the shared power to vote all of the shares owned by the other members of the Investor Rights Agreement Group under the limited circumstances described below.

As described above, Audax Chart and OCM Fund received the Common Stock in satisfaction of their respective claims under the Old Chart Senior Credit Facilities in connection with the consummation of the Plan. The interests in the Old Chart Senior Credit Facilities held by OCM Fund and its affiliates were funded in part through OCM Fund’s and its affiliates’ working capital. The interests in the Old Chart Senior Credit Facilities obtained by Audax Chart and its affiliates were funded through an equity capital call.

Pursuant to the Investor Rights Agreement, the members of the Investor Rights Agreement Group, other than OCM Fund, have agreed to irrevocably appoint OCM Fund and its managing directors, and OCM Fund has agreed to irrevocably appoint Audax Management Company, LLC, an affiliate of Audax Chart (“Audax Management”), and its managing member, as such entity’s true and lawful proxy and attorney-in-fact with the full power to vote all of their shares of Common Stock (including, in the case of OCM Fund, the shares it is entitled to vote pursuant to proxy), as shall be necessary to enforce the rights under the Investor Rights Agreement, including with respect to the election of directors and in connection with a sale of the company, in each case as further described below. OCM Fund may exercise the irrevocable proxy granted to it by any member of the Investor Rights Agreement Group only at such time as such stockholder fails to comply with the provisions of the Investor Rights Agreement, and Audax Management may only exercise the irrevocable proxy granted to it by OCM Fund only at such time as OCM Fund fails to comply with the provisions of the Investor Rights Agreement.

Pursuant to the Investor Rights Agreement, each of Audax Chart and OCM Fund are entitled to designate four out of the seven directors to Reorganized Chart’s board of directors (the “Board of Directors”), and the other three remaining directors will be (x) Reorganized Chart’s chief executive officer, (y) a director designated by the other members of the Investor Rights Agreement Group, and (z) a person designated by Reorganized Chart’s pre-bankruptcy board of directors until the first annual meeting (or stockholder consent) pursuant to which directors are elected after September 15, 2005.

Pursuant to the Investor Rights Agreement, each member of the Investor Rights Agreement Group has granted to Audax Chart and OCM Fund and their permitted transferees a right of first offer with respect to such member’s shares. Additional provisions in the Investor Rights Agreement include limited preemptive rights with respect to future issuances of Common Stock by Reorganized Chart and tag-along rights with respect to transfers by either Audax Chart or OCM Fund or their permitted transferees, subject to specified limitations. Each member of the Investor Rights Agreement Group has agreed not to transfer the shares held by such member, with limited exceptions, without complying with the rights of first offer and tag-along provisions of the Investor Rights Agreement.

Pursuant to the Investor Rights Agreement, each member of the Investor Rights Agreement Group has agreed to vote their shares in favor of a sale of the company if the holders of at least 75% of the outstanding shares of Common Stock that were issued pursuant to the Plan to, or subsequently acquired by, Audax Chart and OCM Fund approve such sale and the shares held by Audax Chart, OCM Fund and their permitted transferees constitute at least 40% of Reorganized Chart’s voting power.

The Investor Rights Agreement also contains provisions granting the Investor Rights Agreement Group registration rights. A copy of the Investor Rights Agreement is filed as Exhibit 10.5 to the Form 8-K/A and incorporated by reference herein. The foregoing summary of the Investor Rights Agreement is qualified in its entirety by reference to such exhibit.

On September 15, 2003, the term of the then current board of directors of Old Chart expired pursuant to the Plan, and the following seven individuals were appointed as directors of Reorganized Chart under the Confirmation Order:

•	William T. Allen, a Principal with the turn around and crisis management firm TRG. Mr. Allen currently serves as Reorganized Chart’s interim Chief Executive Officer.

•	Stephen S. Gray, the Founder and Managing Director of TRG.

•	Stephen A. Kaplan, a founding Principal of Oaktree Capital Management, LLC, an affiliate of OCM Fund.

•	Michael P. Harmon, a Senior Vice President of Oaktree Capital Management, LLC.

•	Geoffrey S. Rehnert, a founder of the Audax Group, an affiliate of Audax Chart, and the Co-Chief Executive Officer of the Audax Group.

•	Timothy J. White, a Managing Director of the Audax Group.

•	Arthur S. Holmes, former Chairman and Chief Executive Officer of Chart. Mr. Holmes was designated to serve as a director of Reorganized Chart by the former board of directors of Old Chart.

Item 5.	Other Events.

Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Reorganized Chart’s common stock, par value $.01 per share (CUSIP No. 16115Q 20 9) (the “Common Stock”), is deemed registered under Section 12(g) of the Exchange Act. Pursuant to its Amended and Restated Certificate of Incorporation (the “Certificate”), Reorganized Chart is authorized to issue a total of 10,000,000 shares of capital stock, which consist of (i) 9,500,000 shares of Common Stock and (ii) 500,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). As of September 15, 2003, there were 5,325,331 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

Except as otherwise expressly provided by the Certificate or as otherwise required by applicable law, all shares of Common Stock are identical and entitle holders thereof to the same rights and privileges. Below is a summary of the material terms of the Common Stock, which is qualified in its entirety by the full terms of the security, as set forth in the Certificate filed with the Form 8-K as Exhibit 3.1 and the Amended and Restated By-Laws of Reorganized Chart filed with the Form 8-K as Exhibit 3.2, each of which is incorporated herein by reference:

Voting

Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock registered in the name of such holder on the transfer books of Reorganized Chart on each matter on which the common stockholders of Reorganized Chart are entitled to vote.

Dividends

Subject to the prior rights and preferences of the holders of any other class or series of stock having a preference as to dividends over Common Stock, if the Board of Directors of Reorganized Chart declares a dividend, the holders of Common Stock will be entitled to receive and to share equally and ratably, share for share, such dividends, to the extent permitted by law. The ability of Reorganized Chart to pay dividends is limited by the terms of its new senior credit facilities and the Investor Rights Agreement.

Board of

Directors

Directors (other than one director whose term will continue for the Designee Term, as defined below) will be elected by a plurality of the votes cast at the annual meetings of stockholders or a special meeting of stockholders called for such purpose, or by the holders of record of a majority of the outstanding shares then entitled to vote in the election of directors pursuant to a written consent of such stockholders, and, except for one director designated by the former board of directors of Old Chart, who will serve as a director until the earlier of (x) the first annual or special meeting of stockholders held for the election of directors of Reorganized Chart or (y) written consent of stockholders taken for the election of directors of Reorganized Chart, in each case held or taken after September 15, 2005 (the “Designee Term”), each director so elected will hold office until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Pursuant to the Confirmation Order, the initial Board of Directors consists of seven members, which include (a) six members designated by the Senior Lenders, and (b) one member designated by the former board of directors of Old Chart. Pursuant to the Confirmation Order, upon the election of a new chief executive officer to succeed Mr. William T. Allen, the new chief executive officer will become a director, Mr. Stephen S. Gray will be removed as a director and Mr. Allen will continue to be a director, serving in the directorship previously filled by Mr. Gray.

Liquidation

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or other winding up of Reorganized Chart, after distribution in full of preferential amounts, if any, to be distributed to the holders of shares of any other class or series of stock having a preference as to liquidating distributions over Common Stock, the holders of Common Stock will be entitled to share equally and ratably, share for share, in all of the remaining assets of Reorganized Chart of whatever kind available for distribution to stockholders.

Authorized

But Unissued

Stock

The unissued Common Stock and Preferred Stock authorized under the Certificate may be issued upon authorization of the Board of Directors without stockholder approval, subject to applicable contractual limitations.

Issuance of

Preferred

Stock

The Board of Directors has the authority, without stockholder approval, to issue shares of Preferred Stock in one or more series and to fix the number of shares and terms of each series. The Board of Directors may determine the designation and other terms of each series, including, among others, dividend rights, voting power, preemptive rights, conversion rights, redemption rights and liquidation rights.

Restrictions

On Transfer

There are no restrictions on the transfer of Common Stock, other than those imposed by applicable state and federal securities laws. However, the Investor Rights Agreement imposes transfer restrictions on the Common Stock held by stockholders who are parties to that agreement.

Other

The Common Stock is not convertible into, or exchangeable for, any other class or series of Reorganized Chart’s capital stock. Holders of Common Stock, as such, have no preemptive or other rights to subscribe for or purchase additional securities of Reorganized Chart. Shares of Common Stock are not subject to calls or assessments. No personal liability will attach to holders under the laws of the state of Delaware.

Transfer Agent

& Registrar	The Transfer Agent and Registrar for the Common Stock is National City Bank. Its address is 1900 E. 9th Street, Cleveland, Ohio 44114, and its telephone number is (800) 622-6757.

Stock

Quotation

Currently, the Common Stock is authorized for quotation on a “when issued” basis in the over-the-counter Pink Sheets, under the symbol “CIDIV.” Once the Common Stock is authorized for quotation “regular way” in the Pink Sheets, the Common Stock symbol is expected to become “CIDI.” There can be no assurance that any active or regular trading market in the Common Stock will develop.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Chart Industries, Inc., as filed with the Secretary of State of the State of Delaware on September 15, 2003.

3.2	Amended and Restated By-Laws of Chart Industries, Inc., effective September 15, 2003.

10.1	Investor Rights Agreement by and among Chart Industries, Inc. and the Stockholder parties thereto, dated September 15, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: September 30, 2003	By:	/s/ MICHAEL F. BIEHL

Michael F. Biehl Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Chart Industries, Inc., as filed with the Secretary of State of the State of Delaware on September 15, 2003 (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, dated September 4, 2003 (Commission File No. 1-11442))

3.2	Amended and Restated By-Laws of Chart Industries, Inc., effective September 15, 2003 (incorporated herein by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, dated September 4, 2003 (Commission File No. 1-11442))

10.1	Investor Rights Agreement by and among Chart Industries, Inc. and the Stockholder parties thereto, dated September 15, 2003 (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K/A, dated September 4, 2003 (Commission File No. 1-11442))

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